UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): June 27, 2006



                         Fisher-Watt Gold Company, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


     Nevada                           0-22515                    88-0227654
-----------------                  ------------              -------------------
(State or other                    (Commission                 (IRS Employer
jurisdiction                       File Number)               Identification #)
of incorporation)


                                 2582 Taft Court
                               Lakewood, CO 80215
                     ---------------------------------------
                     (Address of Principal Executive Office)


                                 (303) 232-0292
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      N/A
           -----------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement
---------    ------------------------------------------

A.      The Nexvu Agreement

On June 1, 2005, Fischer-Watt Gold Company, Inc. (the "Company") entered into a Letter of Agreement with Nexvu Capital Corp., a private corporation based in Vancouver, BC, Canada ("Nexvu), for the development of the La Balsa copper project in Michoacan, Mexico (please see the Press Release of June 1, 2005 filed as Exhibit 99.1 to the Company's Form 8-K filed on June 7, 2005 for details).

On December 5, 2005, the Company entered into a new Letter of Agreement whereby Nexvu will purchase the Company's entire interest in Minera Montoro for $2,235,000. The Company holds a 65% equity interest in Minera Montoro that in turn has 100% ownership of the La Balsa property (please see the Letter Agreement dated December 5, 2005 filed as Exhibit 10.1 to the Company's Form 8-K filed on December 7, 2006 for details).

Subsequent to the December 5, 2005 Letter Agreement, Nexvu assigned its right, title and interest in the December 5, 2005 Letter Agreement to Rogue River Resources Corp., an entity with the same principles as Nexvu.

Pursuant to the term of the Letter Agreement dated December 5, 2005, an initial deposit of $50,000 was received by the Company with the first payment of $695,000 due April 30, 2006. On April 30, 2006 Nexvu paid $25,000 to the Company in order to extend the closing date from April 30, 2006 to May 31, 2006. Furthermore, on May 31, 2006, Nexvu paid an additional $25,000 to the Company to extend the closing date to June 30, 2006. The Company entered into a new Letter Agreement (the "Agreement") dated June 27, 2006, which was exected effective July 5, 2006, with Rogue River Resources Corp. which extended the closing date to July 31, 2006. The extension was made so that the Company can implement the correct structure for the transaction.

Item 9.01    Financial Statements and Exhibits.
---------    ---------------------------------

     (c) Exhibits.

         Exhibit Number    Description
         --------------    -----------

              10.1 Letter Agreement, dated June 27, 2006, between Rogue River Resources Corp. and Fisher-Watt Gold Company, Inc.


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




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FISHER-WATT GOLD COMPANY, INC.


                                      By: /s/ Peter Bojtos
                                          --------------------------------------
                                          Peter Bojtos, Chief Executive Officer


July 6, 2006




























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


                                  EXHIBIT INDEX



Exhibit Number       Description
--------------       -----------


     10.1            Letter Agreement, dated June 27, 2006, between
                     Rogue River Resources Corp. and Fisher-Watt Gold Company, Inc.






































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